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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 26, 1998
                                                 ----------------


                            FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)

         Delaware                   1-6368                  38-1612444
-----------------------      ------------------------   -------------------
(State or other juris-       (Commission File Number)     (IRS Employer
 diction of incorporation                               Identification No.)

The American Road, Dearborn, Michigan                            48121
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code 313-322-3000

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ITEM 5. Other Events.

     Ford Motor Credit Company, a Delaware corporation (the "Company"), has registered Debt Securities ("Debt Securities") pursuant to Registration Statement No. 333-50611. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933. The Company has created a series of Debt Securities for issuance under an Indenture dated as of February 1, 1985, as supplemented, between the Company and The Chase Manhattan Bank designated as the Company's Floating Rate Term Enhanced ReMarketable Securities in the aggregate principal amount of $700,000,000 (the "Notes").
The series of the Notes will be represented by four Global Securities, three each in the aggregate principal amount of $200,000,000 and one in the aggregate principal amount of $100,000,000. A copy of the form of specimen global Security for such series is being filed as an exhibit to this report.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                                    EXHIBITS

Designation       Description                         Method of Filing
-----------       -----------                         ----------------
Exhibit 4.1       Form of specimen global Security    Filed with this Report
                  relating to Ford Motor Credit
                  Company's Floating Rate Term
                  Enhanced ReMarketable Securities.


Exhibit 8.1       Opinion of Shearman & Sterling.     Filed with this Report.

Exhibit 23.1      Consent of Shearman & Sterling      Filed with this Report.
                  is contained in their opinion set
                  forth in Exhibit 8.1.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                              FORD MOTOR CREDIT COMPANY
                                                     (Registrant)


Date:  August 26, 1998                         By:/s/R. P. Conrad
                                                 -----------------
                                                    R. P. Conrad
                                                    Assistant Secretary

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                                  EXHIBIT INDEX

Designation                   Description
-----------                   -----------
Exhibit 4.1       Form of specimen global Security
                  relating to Ford Motor Credit
                  Company's Floating Rate Term
                  Enhanced ReMarketable Securities.

Exhibit 8.1       Opinion of Shearman & Sterling.


Exhibit 23.1      Consent of Shearman & Sterling
                  is contained in their opinion set
                  forth in Exhibit 8.1.